Exhibit 10.11

                                JOINDER AGREEMENT


     THIS JOINDER AGREEMENT is dated as of July ___, 1996, by CCC BEDFORD CINEMA CORP., a Delaware corporation ("CCC Bedford") and CCC KISCO CINEMA CORP., a Delaware corporation ("CCC Kisco" and together with CCC Bedford the "New Subsidiaries" and individually a "New Subsidiary").

     WHEREAS, pursuant to Section 8.1 of the Credit Agreement dated May 29, 1996 (the "Credit Agreement") by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation, CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey Corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation and 343-349 SPRINGFIELD AVENUE CORP., a New Jersey corporation (hereinafter, together with their successors in title and assigns called "Borrowers" and each of which is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation (the "Agent"), and the various lenders set forth on Schedule 1 thereto (the "Lenders"), each New Subsidiary, must execute and deliver a Joinder Agreement and such other documents as Agent shall reasonably require to obligate such New Subsidiaries under the Credit Agreement and other Loan Documents and to cause such New Subsidiaries to grant Agent a security interest and lien in all of their respective Property.

     NOW, THEREFORE, as an inducement to Lenders to provide credit to New Subsidiaries and to continue to extend credit to Borrowers, each New Subsidiary hereby covenants and agrees as follows:

I. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise.

I. New Subsidiaries hereby enter into this Joinder Agreement in order to comply with Sections 6.14 and 8.1 of the Credit Agreement.

I. Each New Subsidiary hereby adopts the Credit Agreement, a copy of which is attached hereto as Exhibit A, agrees to be bound by all of the terms,



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conditions and provisions thereof and of each of the Notes as if it was an original party thereto, including without limitation the affirmative and negative covenants in Articles 6 and 7 of the Credit Agreement, assumes all of the duties and obligations of a Borrower to the Credit Agreement, and reconfirms the representations and warranties set forth in Article 5 of the Credit Agreement on and as of the date hereof as if fully set forth herein.

I. Each New Subsidiary shall be considered, and deemed to be, for all purposes, a "Borrower" under the Credit Agreement and a maker on the Notes as if each New Subsidiary had signed the Notes at the time originally issued under the Credit Agreement and hereby, jointly and severally, promises to pay or prepay when due all principal and interest on the Notes whether at stated maturity or otherwise and to pay or perform all of the Obligations of a Borrower under the Credit Agreement in accordance with their respective terms, and each New Subsidiary further agrees to execute and deliver to the Lenders the Notes, upon the request of the Lenders, and if the Notes are reissued, amended or restated for any reason after the date hereof to execute and deliver such reissued, amended or restated Notes; provided, however, that the liability of each New Subsidiary shall not exceed the liability limitation applicable to New Subsidiary in accordance with Section 2.12 of the Credit Agreement.

I. To secure the prompt repayment of the Notes and the Obligations, each New Subsidiary hereby grants, pledges and collaterally assigns to Agent, on behalf of the Lenders, a lien and security interest in and to all of each New Subsidiaries respective personal property and fixtures, wherever located, whether now or hereafter owned, existing or acquired or hereafter arising, including, without limitation, the Collateral of each new subsidiary. Each New Subsidiary shall execute UCC Financing Statements and such other security documents as reasonably required by Agent to perfect the first Lien (subject only to the Permitted First Liens) and security interest in the Collateral.

I. Each New Subsidiary shall be considered and deemed to be, for all purposes a Borrower and Indemnitee under the Environmental Indemnity Agreement dated May 29, 1996 and agrees to be bound by the terms thereby as the same relates to any Property.

I. To secure further such liabilities and obligations, each New Subsidiary shall grant to Agent, on behalf of the Lenders, a first Lien, subject to the Permitted First Liens, upon all real property owned by such New Subsidiary and a first Lien, subject to Permitted First Liens, on all leasehold interests of such New Subsidiary, each of which are identified on Schedule 3.1 attached hereto, and each such New Subsidiary shall execute and deliver to Agent, on behalf of the Lenders, the Leasehold Mortgages, Mortgages and valid assignments of all other Property rights which now exist or arise hereafter from time to time.



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I.   No Default or Event of Default under the Credit Agreement or the Notes has occurred and is continuing.

I. This Joinder Agreement shall be governed by the laws of the State of Ohio and shall be binding upon each New Subsidiary and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement on the date first above written.



                                                CCC BEDFORD CINEMA, CORP.

                                                By:__________________________
                                                Name:_______________________
                                                Title:________________________



                                                CCC KISCO CINEMA CORP.

                                                By:_________________________
                                                Name:_______________________
                                                Title:________________________


[Schedules and Exhibits are not included herewith, but will be provided by the Company upon request.]